Securities and Exchange Commission

                             Washington, D.C. 20549


                           --------------------------


                               Form 8-K/A Number 1


               Current Report Pursuant to Section 13 or 15 (d) of
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 7, 1997



                                 WaterChef Inc.
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            (Exact name of registrant as specified in it's charter)


        Delaware                        2-96455LA                   86-0515678
----------------------------           -----------                --------------
(State or other jurisdiction           (Commission                (IRS Employer
    of Incorporation)                  File Number)              Identification)


         7707 E. Acoma Dr., Suite 109, Scottsdale, Arizona 85260
         -------------------------------------------------------


   Registrant's telephone number, including area code: (602) 991-4534
                                                      -----------------


          14555 N. Scottsdale Roads Suite 220, Scottsdale Arizona 85254
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 4. Changes in Registrant's Certifying Accountant

     1. On February 27, 1997, Arthur Andersen resigned as auditor for the Corporation.

     2. The former accountant did not issue any reports on the financial statements of the Corporation that contained adverse opinions or disclaimers of opinion, or that were qualified or modified as to uncertainty, audit scope, or accounting principles, except that the audit report covering the Corporation's financial statements for the year ended December 31, 1994, included the following paragraph.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company had negative cash flow from operations for the year ended December 31, 1994, a deficiency in working capital of $1,451,071, a stockholders deficit of $1,880,251 and $889,949 of debt in default at December 31, 1994, and has not yet obtained financing to fund operations. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plan in regard to these matters are described in Note 1. The financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern.

     3. During the period of the former accountant's employment, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     4. The Corporation has provided the former accountant with a copy of these disclosures and has asked the former accountant to furnish a letter stating whether it agrees with the statements made herein. This letter will be filed with the Commission upon receipt from the former accountants.

     5. The Corporation engaged Semple & Cooper P.L.C. on May 13, 1997 to audit the financial statements of the Corporation for the years ended December 1996 and 1997.

     6. The Corporation did not consult with Semple & Cooper prior to being retained regarding the accounting principles which apply to specific transactions or the type of audit opinion that might be rendered with respect to the Corporation's financial statements during the two most recent fiscal years through the present.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

Dated:  April 10, 1998                       Waterchef Inc., a Delaware
                                             Corporation

                                             By: /s/ David A. Conway
                                                ---------------------------
                                                David A. Conway, President & CEO